Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act

I, Tammira Philippe, President and Principal Executive Officer of Bridgeway Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/6/2017	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

I, Linda G. Giuffré, Treasurer and Principal Financial Officer of Bridgeway Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/6/2017	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer (principal financial officer)